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                                                                    EXHIBIT 10.3

                            FOX PAINE & COMPANY, LLC
                                 950 Tower Lane
                                   Suite 1150
                          Foster City, California 94404

                               THE AMC GROUP, L.P.
                           555 Croton Road, Suite 300
                       King of Prussia, Pennsylvania 19406

                                September 5, 2003

Vigilant International, Ltd.
c/o Fox Paine Capital Fund II International, L.P.
950 Tower Lane
Suite 1150
Foster City, California  94404

RE: MANAGEMENT AGREEMENT

Ladies and Gentlemen:

         We refer to the Amended and Restated Investment Agreement, dated as of September 5, 2003 (the "Investment Agreement"), by and among U.N. Holdings (Cayman), Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands, Vigilant International, Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands (the "Company"), U.N. Holdings II, Inc., a Delaware corporation, U.N. Holdings LLC, a Delaware limited liability company, U.N. Holdings Inc., a Delaware corporation, Wind River Investment Corporation, a Delaware corporation ("Wind River"), and those Trusts listed on Schedule A thereto. As a result of transactions contemplated by the Investment Agreement, Fox Paine Capital Fund II International, L.P., a Cayman Islands exempted limited partnership (collectively with its affiliates, the "Funds"), will acquire indirect beneficial ownership of a majority of Common Shares (as defined in the Investment Agreement) and Preferred Shares (as defined in the Investment Agreement) of the Company (collectively, the "Shares").

         In connection with the ongoing operations of the Company subsequent to the consummation of the transactions contemplated by the Investment Agreement, the Company agrees to pay (1) Fox Paine & Company, LLC, a Delaware limited liability company ("Fox Paine"), an annual fee equal to $1,200,000 (provided, however, that annual fee for the year beginning on September 5, 2003 shall be equal to $13,200,000) and (2) The AMC Group, L.P., a Pennsylvania limited partnership ("AMC" and, together with Fox Paine, the "Advisors"), an annual fee equal to $300,000 (together with the fee payable under (1), the "Annual Services Fees"), in each case, as compensation for Advisors' ongoing provision of certain financial and strategic consulting, advisory and other services to the Company and its affiliates including without limitation AMC's

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Vigilant International, Ltd.
September 5, 2003
Page 2

provision of the transition services set forth on Schedule A (the "Services") and subject to adjustment as provided in the next sentence. The portion of the Annual Services Fees payable to AMC for any year shall be reduced by an amount equal to the excess of (a) $300,000 over (b) $300,000 multiplied by a fraction, the numerator of which is the number of Shares beneficially owned by the Trusts and their affiliates on the date such Annual Services Fee is payable, and the denominator of which is 6,000,000 (as appropriately adjusted in the event of stock splits, consolidations, reorganization, distributions in kind and other similar events), and the portion of the Annual Services Fees payable to Fox Paine shall be increased by an equal amount such that the aggregate Annual Services Fees are equal to $1,500,000.

         The Annual Services Fee with respect to each twelve month period beginning on September 5 of each year shall be billed to the Company by the Advisors and payable on or before November 1 of such year (each, a "Payment Date"); provided, however, that the Annual Services Fee for the year beginning on September 5, 2003 shall be due and payable in full at the closing of the transactions contemplated by the Investment Agreement. Such Annual Services Fees shall continue to be payable until the earlier of (1) such time as the Funds no longer hold an indirect equity investment in the Company and (2) such time as the Advisors and the Company agree in writing to modify or terminate the arrangements contemplated hereby. Notwithstanding the foregoing, no Annual Services Fee payable in respect of any year shall be paid on the applicable Payment Date if on the most recent preceding Interest Payment Date (as defined in Wind River's 5% Senior Notes due 2015 (the "Senior Notes")) Wind River did not pay in full and in cash the interest on the Senior Notes with respect to the year preceding such Payment Date. Any Annual Services Fees not paid as a result of the preceding sentence, together with interest thereon accruing from the applicable Payment Date at the Prime Rate from time to time announced by Citibank, N.A., shall be deferred and shall be payable from time to time in accordance with the following sentence. Such deferred Annual Services Fee shall be paid (a) at such times as Additional Principal Amount (as defined in the Senior Notes) is repaid in cash (it being expressly understood and agreed that, for the purposes of this sentence, any payments in respect of the principal of the Senior Notes shall be first applied to any Additional Principal Amount) and
(b) in such amounts that bear the same proportion to the aggregate amount of such deferred Annual Services Fees (together with accrued interest thereon) as the amount of Additional Principal Amount that is repaid in cash bears to the aggregate amount of unpaid Additional Principal Amount.

         In addition, the Company will reimburse the Advisors for their and their affiliates' documented out-of-pocket expenses in connection with the provision of any Services. The parties hereto acknowledge that the Services contemplated hereby, and the Annual Service Fee payable therefor, shall not include investment banking or other similar services that may be provided to the Company and its affiliates from time to time by the Advisors and their affiliates, or any transaction fees that may be payable in connection with any such services. Payments made by the Company pursuant to this letter agreement shall be made by wire transfer of immediately available funds to such account as the Advisors shall designate to the Company in writing from time to time.

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Vigilant International, Ltd.
September 5, 2003
Page 3

         The Advisors may assign their rights and delegate their obligations hereunder, in whole or in part, to any of their present or future affiliates, and shall provide written notice to the Company of any such assignment.

         Simultaneously herewith, the parties hereto are entering into an indemnification letter, dated as of the date hereof (the "Indemnification Letter"). The Indemnification Letter shall survive any termination, expiration or assignment of this letter agreement.

         This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby may be brought in any federal court located in the State of New York or any New York state court, and each of the parties hereto hereby (1) consents and submits itself and its property to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding,
(2) consents to and submits itself and its property to the personal jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, and (3) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. We and you (on your behalf and, to the extent permitted by applicable law, on behalf of your stockholders and creditors) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of or in connection with this letter agreement or our engagement.

                            [SIGNATURE PAGE FOLLOWS]

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Vigilant International, Ltd.
September 5, 2003
Page 4

         Please confirm that the foregoing is in accordance with your understanding and agreement with the Advisors by signing a copy of this letter agreement in the space provided below.

                                     Very truly yours,

                                     FOX PAINE & COMPANY, LLC

                                     By: /s/ Troy W. Thacker
                                         ----------------------------------
                                         Name: Troy W. Thacker
                                         Title: Authorized Person

                                     THE AMC GROUP, L.P.,

                                     By: The AMC Group, LLC, its general partner

                                            By: /s/ Timothy J. Dwyer
                                                -------------------------------
                                                Name: Timothy J. Dwyer
                                                Title: Vice President

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

VIGILANT INTERNATIONAL, LTD.

By: /s/ Troy W. Thacker
    --------------------------
    Name: Troy W. Thacker
    Title: Authorized Person

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                                   SCHEDULE A

                               Transition Services

To allow for the continuity of the business of Wind River and its subsidiaries following the consummation of the transactions contemplated by the Investment Agreement, to the extent legally permissible and not prohibited or restricted in any way under the relevant licensing agreements, AMC will continue to provide Wind River with access to the following software licensed by AMC (the "Transition Services"):

-        Best "FAS Asset Accounting" software through December 31, 2003; and

- Thomson "InSource CS Income Tax" software through the earlier of October 15, 2004 or the filing by UNIC of its state and federal tax returns.

There are no warranties by AMC relating to the Transition Services of any kind, express or implied including without limitation any implied warranties of merchantability or fitness for a particular purpose. AMC shall have no liability to Wind River and its subsidiaries or any of their respective affiliates in connection with the provision of the Transition Services.

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                            FOX PAINE & COMPANY, LLC
                                 950 Tower Lane
                                   Suite 1150
                          Foster City, California 94404

                               THE AMC GROUP, L.P.
                           555 Croton Road, Suite 300
                       King of Prussia, Pennsylvania 19406

                                September 5, 2003

Vigilant International, Ltd.
c/o Fox Paine Capital Fund II International, L.P.
950 Tower Lane
Suite 1150
Foster City, California  94404

RE: INDEMNIFICATION AGREEMENT

Ladies and Gentlemen:

         In connection with the engagement of Fox Paine & Company, LLC ("Fox Paine") and The AMC Group, L.P. ("AMC", and together with Fox Paine, the "Advisors") to assist Vigilant International, Ltd. (the "Company") with the matters set forth in the "Management Agreement" letter agreement, dated of even date herewith, by and among the Company and the Advisors, the Advisors and the Company are entering into this letter agreement. It is understood and agreed that in the event that either the Advisors or any of their members, partners, employees, agents, affiliates or controlling persons, if any (each of the foregoing, including the Advisors, being an "Indemnified Person"), becomes involved in any capacity in any action, claim, proceeding or investigation brought or threatened by or against any person, including you or your shareholders, financial advisors, underwriters or creditors, related to, arising out of or in connection with our engagement or any services provided by the Advisors or any other Indemnified Person to you or any of your affiliates, or based on any relationship among the foregoing, including without limitation the service by any employee of the Advisors as a director or officer of the Company or any of its affiliates (collectively, the "Services"), you will promptly reimburse, to the fullest extent permitted under applicable law, each such Indemnified Person for his, her or its legal and other costs and expenses (including the cost of any investigation and preparation, and any advances of expenses or other payments made by such Advisor or any of its affiliates to any other Indemnified Person under any indemnification agreement or similar arrangement between such Advisor and such other Indemnified Person) as and when they are incurred or advanced. You will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless each Indemnified Person from and against any losses, claims, damages, liabilities, costs or expenses to which any Indemnified Person may become subject under any applicable law or otherwise related to, arising out of or in connection with the Services, whether or not any pending or threatened action, claim, proceeding or investigation giving rise to such losses, claims, damages,

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Vigilant International, Ltd.
September 5, 2003
Page 2

liabilities or expense is initiated or brought by you or on your behalf and whether or not in connection with any action, proceeding or investigation in which you or such Indemnified Persons are a party, except to the extent that any such loss, claim, damage, liability or expense is found by a court of competent jurisdiction in a judgment which has become final in that it is no longer subject to appeal or review to have resulted primarily from such Indemnified Person's bad faith or gross negligence. You also agree that, to the fullest extent permitted under applicable law, no Indemnified Person shall have any liability (whether direct or indirect, in contract or otherwise) to you or your security holders or creditors related to, arising out of or in connection with the Services except to the extent that any loss, claim, damage or liability is found by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or review to have resulted primarily from such Indemnified Person's bad faith or gross negligence. If multiple claims are brought against us in any action, claim, proceeding or investigation related to, arising out of or in connection with our engagement, with respect to at least one of which such claims indemnification is permitted under this letter agreement and under applicable law, you agree that any award or judgment in connection therewith shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for hereunder, except to the extent such award or judgment expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

         If for any reason the foregoing indemnification is held unenforceable, then you shall contribute to the loss, claim, damage, liability or expense for which such indemnification is held unenforceable in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by you on the one hand and the party entitled to contribution on the other hand in the matters contemplated by our engagement as well as the relative fault of yourselves and such party with respect to such loss, claim, damage, liability or expense and any other relevant equitable considerations. You agree that for the purposes hereof the relative benefits received, or sought to be received, by us shall be deemed to be approximately equal to the fee paid or proposed to be paid to us, if any, in connection with the related Services for which such payment is to be made. To the extent permitted by applicable law, in no event shall we or any other Indemnified Person be required to contribute an aggregate amount in excess of the aggregate fees actually paid to us for the Services with respect to which such payment is made. Your reimbursement, indemnity and contribution obligations under this letter shall be in addition to any liability which you may otherwise have, shall not be limited by any rights we or any other Indemnified Person may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of yourselves, ourselves, and any other Indemnified Persons.

         You agree that, without our prior written consent (which will not be unreasonably withheld), you will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding or investigation in respect of which indemnification or contribution could be sought hereunder (whether or not we or any other Indemnified Persons are an actual or potential party to such claim, action or proceeding or investigation), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action or proceeding or investigation. No waiver, amendment or other modification of this letter agreement shall be effective unless in

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Vigilant International, Ltd.
September 5, 2003
Page 3

writing and signed by each party to be bound thereby. This letter agreement and any claim related directly or indirectly to this letter agreement (including any claim concerning advice provided pursuant to this agreement) shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to choice of law or conflicts of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby may be brought in any federal court located in the State of New York or any New York state court, and each of the parties hereto hereby (1) consents and submits itself and its property to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (2) consents to and submits itself and its property to the personal jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, and (3) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. We and you (on your behalf and, to the extent permitted by applicable law, on behalf of your stockholders and creditors) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of or in connection with this letter agreement. This letter agreement shall remain in effect indefinitely, notwithstanding any termination or expiration of the Management Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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Vigilant International, Ltd.
September 5, 2003
Page 4

         Please confirm that the foregoing is in accordance with your understandings and agreements with the Advisors by signing a copy of this letter agreement in the space provided below.

                                     Very truly yours,

                                     FOX PAINE & COMPANY, LLC

                                     By: _____________________________________
                                         Name:
                                         Title:

                                     THE AMC GROUP, L.P.,

                                     By: The AMC Group, LLC, its general partner

                                         By: _________________________________
                                             Name:
                                             Title:

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

VIGILANT INTERNATIONAL, LTD.

By: _________________________________
    Name:
    Title: